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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 3, 2006

                             SPECTRUM CONTROL, INC.
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              Exact name of registrant as specified in its charter

             Pennsylvania                 0-8796                25-1196447
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  (State or other jurisdiction of      (Commission           (I.R.S. Employer
          incorporation)               File Number)         Identification No.)

      8031 Avonia Road; Fairview, Pennsylvania                    16415
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      (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (814) 474-2207


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01   Completion of Acquisition or Disposition of Assets.

            On January 3, 2006, Spectrum Control, Inc. issued a press release announcing it had purchased certain land and manufacturing facilities in State College, Pennsylvania. A copy of the press release is attached as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

            (d) Exhibits - 99.1 Press Release of Spectrum Control, Inc. dated January 3, 2006

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                 SPECTRUM CONTROL, INC.
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                                                 (Registrant)


Date:  January 3, 2006                           By: /s/ John P. Freeman
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                                                     (Signature)
                                                     Senior Vice President
                                                     and Chief Financial Officer